UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2014

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Avenue, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

On January 14, 2014, the Company’s Board of Directors approved the engagement of PKF, a professional corporation (“PKF”), as its independent registered public accounting firm. During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through January 14, 2014, the date of engagement of PKF, the Company did not consult with PKF regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2014

CANNAVEST CORP.

By: /s/ Michael Mona, Jr.

Michael Mona, Jr.

President and Chief Executive Officer

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